                   AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT


     This AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT, dated as of May 31, 1996 (the "Amendment"), is made by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Talbert Health Services Corporation, a Delaware corporation ("THSC"), Kathryn M. Adair, Gloria L. Austin , William P. Bracciodieta, Larry L. Georgopolous, Gary E. Goldstein, M.D., Richard D.
Jacobs , R. Judd Jessup, Jack D. Massimino ("Massimino"), Barbara C. McNutt, Kenneth S. Ord, Westcott W. Price III , Walter R. Stone, Margaret Van Meter, and Michael J. Weinstock. Defined terms not defined herein shall have the meanings assigned to them in the Stock Purchase Agreement.

     WHEREAS, FHP, the Company and the Management Investors are parties to that certain Stock Purchase Agreement, dated as of March 15, 1996 (the "Stock Purchase Agreement"); and

     WHEREAS, the Management Stock has not yet been issued to the Management Investors pursuant to the Stock Purchase Agreement; and

     WHEREAS, Bracciodieta is no longer in the employ of the Company; and

     WHEREAS, FHP, the Company and the Management Investors desire to amend the Stock Purchase Agreement in these and certain other respects as set forth below.

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

     1. AMENDMENTS TO STOCK PURCHASE AGREEMENT. The Stock Purchase Agreement is hereby amended as follows:

          (a)  PURCHASE OF CLASS A COMMON STOCK AND THSC COMMON STOCK.

               (1) The recitals on page 1 of the Stock Purchase Agreement are hereby amended to read as follows:

                    "A.  WHEREAS, FHP has formed the Company to function as a
               physician practice management company to provide practice management services to certain professional corporations; and

                    "B.  WHEREAS, FHP has formed THSC to provide ancillary
               medical services; and

                    "C.  WHEREAS, FHP has acquired 9,100,000 shares of the Class
               A Voting Common Stock of the Company, par value $.01 (one cent) per share (the "TMMC Class A Common Stock", with the TMMC Class

               A Common Stock and the Class B Common Stock of the Company, par value $.01 (one cent) per share, collectively referred to herein as the "TMMC Common Stock"), which shares of TMMC Class A Common Stock comprise all of the issued and outstanding shares of the common stock of the Company, for consideration in the amount of $91,000.00; and

                    "D.  WHEREAS, FHP has acquired 500 shares of the Common
               Stock of THSC, no par value (the "THSC Common Stock"), which shares of THSC Common Stock comprise all of the issued and outstanding shares of the common stock of THSC, for consideration in the amount of $1,000.00; and

                    "E.  WHEREAS, the Company, FHP and THSC regard the services provided to the Company by the Management Investors as valuable to the Company, FHP, and THSC and have determined that it would be to the advantage and in the best interests of the Company, FHP and THSC to provide for the issuance of shares of TMMC Class A Common Stock and THSC Common Stock to the Management Investors as provided for in this Agreement (i) as an inducement to remain in the service of the Company, FHP and THSC, and (ii) as an incentive for increased efforts during such service; and

                    "F.  WHEREAS, FHP desires to provide for the issuance of
               shares of TMMC Class A Common Stock and THSC Common Stock to the Management Investors, and the Management Investors wish to acquire such shares from the Company and from THSC, respectively, all on the terms and subject to the conditions set forth in this Agreement."

               (2) The first two sentences of Section 2.1 of the Stock Purchase Agreement are hereby amended to read as follows:

                    "Subject to the terms and conditions of this Agreement, each of the Management Investors, severally and not jointly, agrees to purchase, and FHP agrees to cause the Company and THSC to, and the Company and THSC, respectively, agree to, issue, sell and transfer to each of the Management Investors, severally and not jointly, at the Closing (as defined below), the following: (i) for consideration in the amount of $.01 (one cent) per share, as to each such Management Investor, the number of shares of the TMMC Class A Common Stock (the "TMMC Stock") set forth in that certain schedule signed by each of FHP, the Company, THSC and such Management Investor (each, a "Management Investor Schedule"), and (ii) for consideration in the amount of $2.00 (two dollars) per share, as to each such Management Investor, the number of shares of the THSC Common Stock (the "THSC Stock", with the TMMC Stock and the THSC Stock collectively referred to herein as the "Stock") set forth in the Management Investor Schedules. The aggregate number of shares of TMMC Stock issued to the Management Investors shall be 880,000 (the "TMMC Management Stock"), and the TMMC Stock issued to the Management Investors, collectively, initially shall comprise approximately 8.8% of the total outstanding common stock of the Company (the "TMMC Management Stock"); and the aggregate number of shares of THSC Stock issued to the Management Investors shall be 49, and the THSC Stock issued to the Management Investors, collectively, initially shall comprise approximately 8.8% of the total outstanding common stock of THSC (the "THSC Management Stock," with the TMMC Management Stock and the THSC Management Stock collectively referred to herein as the "Management Stock")."

               (3) Pursuant to this Amendment, (i) all rights and obligations created under the Stock Purchase Agreement between (a) FHP and the Management Investors with respect to the TMMC Management Stock, and (b) the Company and the Management Investors with respect to the TMMC Management Stock, shall hereby also create separate and identical rights and obligations between (x) FHP and the Management Investors with respect to the THSC Management Stock, and (y) THSC and the Management Investors with respect to the THSC Management Stock, respectively, as if two separate and identical sets of such rights and obligations were originally created thereunder, (ii) all other rights and obligations created under the Stock Purchase Agreement between (a) FHP and the Management Investors, and (b) the Company and the Management Investors, shall hereby also create separate and identical rights and obligations between (x) FHP and the Management Investors, and (y) THSC and the Management Investors, respectively, as if two separate and identical sets of such rights and obligations were originally created thereunder, (iii) all references in the Stock Purchase Agreement to "the Company," in so far as such references relate to such rights and obligations created between the Management Investors and the Company described in clauses (i)(b) and (ii)(b), shall also be references to THSC and shall relate to such separate and identical rights and obligations between the Management Investors and THSC as described in clauses (i)(y) and
(ii)(y), above, and (iv) all other references to "the Company" in the Stock Purchase Agreement shall also be references to THSC; PROVIDED, HOWEVER, that the foregoing clauses (iii) and (iv) shall not apply to those references to "the Company" contained in Sections 5.1, 5.3, 8 and 11.5 of the Stock Purchase Agreement.

               (4) All references to "Common Stock" in Section 6 and 7 of the Stock Purchase Agreement are hereby amended to read "TMMC Common Stock or THSC Common Stock, as appropriate".

               (5) Section 8 of the Stock Purchase Agreement is hereby amended to read as follows:

                    "8.  WITHHOLDING.  The Management Investors acknowledge that the Company, FHP or THSC, as appropriate, may withhold compensation (in cash, or, at the option of the Company, FHP or THSC, as appropriate, in stock) to satisfy all applicable federal, state, and local income, employment and other tax withholding requirements."

               (6) The parties hereto acknowledge that there exists the possibility that at some future date, THSC may be merged with or into the Company, and in the event such merger occurs, it is presently contemplated that upon the effective time of such merger (the "Effective Time"), each Management Investor shall receive, in exchange for the shares of THSC Common Stock purchased by such Management Investor pursuant to the Stock Purchase Agreement, as amended by this Amendment (or, in the event that THSC and the Company are merged into a new entity, for the shares of the THSC Common Stock and the shares of the TMMC Common Stock so purchased by such Management Investor), the number of shares of TMMC Common Stock (or shares of the common stock of the new entity) which, when combined with the number of shares of TMMC Common Stock purchased by such Management Investor pursuant to the Stock Purchase Agreement, as amended by this Amendment (or which shares of the common stock of the new entity), would result in the ownership by such Management Investor of the same percentage of the total outstanding common stock of the Company (or of such merged entity) immediately after the Effective Time as the percentage of the total outstanding common stock of the Company owned by such Management Investor immediately prior to the Effective Time. In such event, immediately following the Effective Time:

                    (i) all rights and obligations created under this Amendment between (a) FHP and the Management Investors with respect to the THSC Management Stock, and (b) THSC and the Management Investors with respect to the THSC Management Stock, shall become rights and obligations between (x) FHP and the Management Investors with respect to the TMMC Management Stock, and (y) the Company and the Management Investors with respect to the TMMC Management Stock, respectively, as if the separate and identical obligations created pursuant to Section 1(a)(3)(i), above, had never been created thereunder;

                    (ii) all other rights and obligations created pursuant to this Amendment between (a) FHP and the Management Investors, and (b) THSC and the Management Investors, shall become rights and obligations between
     (x) FHP and the Management Investors, and (y) the Company and the Management Investors, respectively, as if the separate and identical sets of rights and obligations created pursuant to Section 1(a)(3)(ii), above, had never been created thereunder;

                    (iii) all references in the Stock Purchase Agreement, as amended by this Amendment, to "the Company," in so far as such references relate to such rights and obligations created pursuant to Section 1(3)(a)(iii), above, between the Management Investors and THSC, shall be references only to the Company, and shall no longer be references to THSC, and shall relate only to the rights and obligations between the Management Investors and the Company as described in clauses (i)(y) and (ii)(y) of this Section 1(a)(6); and

                    (iv) all other references to "the Company" in the Stock Purchase Agreement, as amended by this Amendment, shall be references to the Company only.

Each Management Investor hereby agrees and consents that the execution of this Amendment by such Management Investor shall constitute an agreement by such Management Investor to (i) consent in writing to a merger of THSC with or into the Company pursuant to Section 228 of the Delaware General Corporation Law, as amended (the "DGCL"), and (ii) refrain from demanding any appraisal rights to which such Management Investor might otherwise be entitled pursuant to Section 262 of the DGCL, or pursuant to any other provision of applicable law, in connection with such a merger.

          (b) REMOVAL OF PARTY TO STOCK PURCHASE AGREEMENT. The Stock Purchase Agreement is hereby amended to remove all references to "William P. Bracciodieta" and "Bracciodieta" in the Stock Purchase Agreement.
Accordingly, William P. Bracciodieta shall not be a party to the Stock
Purchase Agreement.

     2. NOTICES. Notices and other communication provided for herein or in the Stock Purchase Agreement shall be in writing (including wire, telex, telecopy or similar writing) and shall be sent, delivered, telexed or telecopied, if to THSC, to:

          Talbert Health Services Corporation
          3540 Howard Way
          Costa Mesa, CA  92626
          Attn:  President

     3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the law of the State of Delaware, without reference to its conflicts of law rules.

     4. NO OTHER AMENDMENTS. The Stock Purchase Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Except as provided herein, nothing in this Amendment shall waive or be deemed to waive or modify (except as expressly set forth herein) any rights or obligations of any of the parties under the Stock Purchase Agreement.

     5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original but all of which together will constitute but one instrument.

     IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above mentioned.

                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 ----------------------------------------------
                              Name:   Burke F. Gumbiner
                              Title:  Senior Vice President


                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name:   Michael A. Montevideo
                              Title:  Assistant Treasurer


                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name:   Michael A. Montevideo
                              Title:  Assistant Treasurer

/s/ Kathryn M. Adair                    /s/ Jack D. Massimino
- ------------------------------          -----------------------------------
Kathryn M. Adair                        Jack D. Massimino


/s/ Gloria L. Austin                    /s/ Barbara C. McNutt
- ------------------------------          -----------------------------------
Gloria L. Austin                        Barbara C. McNutt


/s/ William P. Bracciodieta             /s/ Kenneth S. Ord
- ------------------------------          -----------------------------------
William P. Bracciodieta                 Kenneth S. Ord


/s/ Larry L. Georgopolous               /s/ Westcott W. Price III
- ------------------------------          -----------------------------------
Larry L. Georgopolous                   Westcott W. Price III


/s/ Gary E. Goldstein                   /s/ Walter R. Stone
- ------------------------------          -----------------------------------
Gary E. Goldstein, M.D.                 Walter R. Stone


/s/ Richard D. Jacobs                   /s/ Margaret Van Meter
- ------------------------------          -----------------------------------
Richard D. Jacobs                       Margaret Van Meter


                                        /s/ Michael J. Weinstock
- ------------------------------          -----------------------------------
R. Judd Jessup                          Michael J. Weinstock

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"),
Kathryn M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P.
Bracciodieta ("Bracciodieta"), Larry L. Georgopolous ("Georgopolous"), Gary
E. Goldstein, M.D. ("Goldstein"), Richard D. Jacobs ("Jacobs"), R. Judd
Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter
R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J.
Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     Management Investor                     # of Shares
     -------------------                     -----------

     Kathryn M. Adair                        25,000 TMMC
     7021 Pinebrook Road                          1 THSC
     Park City, UT  84060


                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 ----------------------------------------------
                              Name: Burke F. Gumbiner
                                   --------------------------------------------
                              Title: Senior Vice President
                                    -------------------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------


                              /s/ Kathryn M. Adair
                              -------------------------------------------------
                              Kathryn M. Adair

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"),
Kathryn M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P.
Bracciodieta ("Bracciodieta"), Larry L. Georgopolous ("Georgopolous"), Gary
E. Goldstein, M.D. ("Goldstein"), Richard D. Jacobs ("Jacobs"), R. Judd
Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter
R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J.
Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     Management Investor                     # of Shares
     -------------------                     -----------

     Gloria L. Austin                        50,000 TMMC
     17 Whispering Wind                           3 THSC
     Irvine, CA  92714


                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 ----------------------------------------------
                              Name: Burke F. Gumbiner
                                   --------------------------------------------
                              Title: Senior Vice President
                                    -------------------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------


                              /s/ Gloria L. Austin
                              -------------------------------------------------
                              Gloria L. Austin

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"),
Kathryn M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P.
Bracciodieta ("Bracciodieta"), Larry L. Georgopolous ("Georgopolous"), Gary
E. Goldstein, M.D. ("Goldstein"), Richard D. Jacobs ("Jacobs"), R. Judd
Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter
R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J.
Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     Management Investor                     # of Shares
     -------------------                     -----------

     Larry L. Georgopolous                   20,000 TMMC
     12009 Ibex Avenue N.E.                       1 THSC
     Albuquerque, NM  87111


                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 ----------------------------------------------
                              Name: Burke F. Gumbiner
                                   --------------------------------------------
                              Title: Senior Vice President
                                    -------------------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------

                              /s/ Larry L. Georgopolous
                              -------------------------------------------------
                              Larry L. Georgopolous

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"),
Kathryn M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P.
Bracciodieta ("Bracciodieta"), Larry L. Georgopolous ("Georgopolous"), Gary
E. Goldstein, M.D. ("Goldstein"), Richard D. Jacobs ("Jacobs"), R. Judd
Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter
R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J.
Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     Management Investor                     # of Shares
     -------------------                     -----------

     Gary E. Goldstein, M.D.                 50,000 TMMC
     6 Amber Sky Drive                            3 THSC
     Rancho Palos Verdes, CA  90275


                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 ----------------------------------------------
                              Name: Burke F. Gumbiner
                                   --------------------------------------------
                              Title: Senior Vice President
                                    -------------------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------


                              /s/ Gary E. Goldstein
                              -------------------------------------------------
                              Gary E. Goldstein, M.D.

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta ("Bracciodieta"), Larry L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May
31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     Management Investor                     # of Shares
     -------------------                     -----------

     Richard D. Jacobs                       25,000 TMMC
     4176 W. Jasper                               1 THSC
     Chandler, AZ  85226


                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 ----------------------------------------------
                              Name: Burke F. Gumbiner
                                   --------------------------------------------
                              Title: Senior Vice President
                                    -------------------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------


                              /s/ Richard D. Jacobs
                              -------------------------------------------------
                              Richard D. Jacobs

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"),
Kathryn M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P.
Bracciodieta ("Bracciodieta"), Larry L. Georgopolous ("Georgopolous"), Gary
E. Goldstein, M.D. ("Goldstein"), Richard D. Jacobs ("Jacobs"), R. Judd
Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter
R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J.
Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     Management Investor                     # of Shares
     -------------------                     -----------

     R. Judd Jessup                          67,500 TMMC
     30962 Via Serenidad                          4 THSC
     Coto de Caza, CA  92679


                              FHP International Corporation,
                              a Delaware corporation


                              By:
                                 ----------------------------------------------
                              Name:
                                   --------------------------------------------
                              Title:
                                    -------------------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By:
                                 ----------------------------------------------
                              Name:
                                   --------------------------------------------
                              Title:
                                    -------------------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By:
                                 ----------------------------------------------
                              Name:
                                   --------------------------------------------
                              Title:
                                    -------------------------------------------



                              -------------------------------------------------
                              R. Judd Jessup

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta ("Bracciodieta"), Larry L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     Management Investor                     # of Shares
     -------------------                     -----------

     Jack D. Massimino                       500,000 TMMC
     25362 Gallup Circle                          27 THSC
     Laguna Hills, CA  92653


                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 ----------------------------------------------
                              Name: Burke F. Gumbiner
                                   --------------------------------------------
                              Title: Senior Vice President
                                    -------------------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------


                              /s/ Jack D. Massimino
                              -------------------------------------------------
                              Jack D. Massimino

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta, ("Bracciodieta"), Larry L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     Management Investor                     # of Shares
     -------------------                     -----------

     Barbara C. McNutt                       15,000 TMMC
     8250 Fox Tail Way                            1 THSC
     Las Vegas, NV  89123


                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 ----------------------------------------------
                              Name: Burke F. Gumbiner
                                   --------------------------------------------
                              Title: Senior Vice President
                                    -------------------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------


                              /s/ Barbara C. McNutt
                              -------------------------------------------------
                              Barbara C. McNutt

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta ("Bracciodieta"), Larry L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     Management Investor                     # of Shares
     -------------------                     -----------

     Kenneth S. Ord                          10,000 TMMC
     11 Emerald Glen                              1 THSC
     Laguna Niguel, CA  92677


                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 ----------------------------------------------
                              Name: Burke F. Gumbiner
                                   --------------------------------------------
                              Title: Senior Vice President
                                    -------------------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------


                              /s/ Kenneth S. Ord
                              -------------------------------------------------
                              Kenneth S. Ord

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta ("Bracciodieta"), Larry L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     Management Investor                     # of Shares
     -------------------                     -----------

     Westcott W. Price III                   67,500 TMMC
     1505 Emerald Bay                             4 THSC
     Laguna Beach, CA  92651


                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 ----------------------------------------------
                              Name: Burke F. Gumbiner
                                   --------------------------------------------
                              Title: Senior Vice President
                                    -------------------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------


                              /s/ Westcott W. Price III
                              -------------------------------------------------
                              Westcott W. Price III

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta ("Bracciodieta"), Larry L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     Management Investor                     # of Shares
     -------------------                     -----------

     Walter R. Stone                         20,000 TMMC
     6492 Doral Drive                             1 THSC
     Huntington Beach, CA  92648


                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 ----------------------------------------------
                              Name: Burke F. Gumbiner
                                   --------------------------------------------
                              Title: Senior Vice President
                                    -------------------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------


                              /s/ Walter R. Stone
                              -------------------------------------------------
                              Walter R. Stone

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta ("Bracciodieta"), Larry L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     Management Investor                     # of Shares
     -------------------                     -----------

     Margaret Van Meter                      20,000 TMMC
     #1 Cala Churcha Street                       1 THSC
     Barrigada Heights, GU  96921


                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 ----------------------------------------------
                              Name: Burke F. Gumbiner
                                   --------------------------------------------
                              Title: Senior Vice President
                                    -------------------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------


                              /s/ Margaret Van Meter
                              -------------------------------------------------
                              Margaret Van Meter

                          MANAGEMENT INVESTOR SCHEDULE


     This Management Investor Schedule has been prepared pursuant to Section 2.1 of that certain Stock Purchase Agreement, dated as of March 15, 1996, by and among FHP International Corporation, a Delaware corporation ("FHP"), Talbert Medical Management Corporation, a Delaware corporation (the "Company"), Kathryn
M. Adair ("Adair"), Gloria L. Austin ("Austin"), William P. Bracciodieta ("Bracciodieta"), Larry L. Georgopolous ("Georgopolous"), Gary E. Goldstein, M.D. ("Goldstein"), Richard D. Jacobs ("Jacobs"), R. Judd Jessup ("Jessup"), Jack D. Massimino ("Massimino"), Barbara C. McNutt ("McNutt"), Kenneth S. Ord ("Ord"), Westcott W. Price III ("Price"), Walter R. Stone ("Stone"), Margaret Van Meter ("Van Meter"), and Michael J. Weinstock ("Weinstock"), as amended by that certain Amendment No. 1 to Stock Purchase Agreement, dated as of May 31, 1996, by and among the same parties, and Talbert Health Services Corporation, a Delaware corporation ("THSC").

     Management Investor                     # of Shares
     -------------------                     -----------

     Michael J. Weinstock                    10,000 TMMC
     8 Morning Sun                                1 THSC
     Irvine, CA  92715


                              FHP International Corporation,
                              a Delaware corporation


                              By: /s/ Burke F. Gumbiner
                                 ----------------------------------------------
                              Name: Burke F. Gumbiner
                                   --------------------------------------------
                              Title: Senior Vice President
                                    -------------------------------------------

                              Talbert Medical Management Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------

                              Talbert Health Services Corporation,
                              a Delaware corporation


                              By: /s/ Michael A. Montevideo
                                 ----------------------------------------------
                              Name: Michael A. Montevideo
                                   --------------------------------------------
                              Title: Assistant Treasurer
                                    -------------------------------------------


                              /s/ Michael J. Weinstock
                              -------------------------------------------------
                              Michael J. Weinstock



                                        8